UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2025

BCP Investment Corporation
(Exact name of registrant as specified in its charter)

Delaware	814-00735	20-5951150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Madison Avenue, 3rd Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number, including area code): (212)
891-2880
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BCIC	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
Notes Offering
On October 10, 2025, BCP Investment Corporation (the “Company”) entered into a note purchase agreement (the “Note Purchase Agreement”), by and among the Company and each purchaser named therein (the “Purchasers”), in connection with the issuance and sale of $35,000,000 in aggregate principal amount of the Company’s 7.50% notes due 2028 (the “2028 Notes”) and $75,000,000 in aggregate principal amount of the Company’s 7.75% notes due 2030 (the “2030 Notes”, and, together with the 2028 Notes, the “Notes”), pursuant to an effective shelf registration statement on Form
N-2
(File
No. 333-283443),
as amended, which was declared effective on February 10, 2025.

The Company intends to use the net proceeds of the offering to redeem in full its 4.875% Notes due 2026 (the “2026 Notes”) and to pay down existing indebtedness.
In conjunction therewith, the Company and U.S. Bank Trust Company, National Association (the “Trustee”) entered into a Fourth Supplemental Indenture relating to the 2028 Notes (the “Fourth Supplemental Indenture”) and a Fifth Supplemental Indenture relating to the 2030 Notes (the “Fifth Supplemental Indenture”, and, together with the Fourth Supplemental Indenture, the “Supplemental Indentures”), which supplement that certain Base Indenture, dated as of October 10, 2012 (as may be further amended, supplemented or otherwise modified from time to time, the “Base Indenture” and, together with the Supplemental Indentures, the “Indenture”).
The 2028 Notes will mature on October 15, 2028 and the 2030 Notes will mature on October 15, 2030. The 2028 Notes may be redeemed in whole or in part at the Company’s option at any time or from time to time prior to July 15, 2028 at par value plus a “make-whole” premium calculated in accordance with the terms under “optional redemption” in the Indenture and at par value on July 15, 2028 or thereafter and the 2030 Notes may be redeemed in whole or in part at the Company’s option at any time or from time to time prior to April 15, 2030 at par value plus a “make-whole” premium calculated in accordance with the terms under “optional redemption” in the Indenture and at par value on April 15, 2030 or thereafter.
The 2028 Notes bear interest at the rate of 7.50% per year and the 2030 Notes bear interest at the rate of 7.75% per year, each payable semi-annually on April 30 and October 30 of each year, commencing on October 30, 2025. The Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Notes, rank pari passu
with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The Indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Sections 18(a)(1)(A) and 18(a)(1)(B) as modified by Section 61(a)(2) of the Investment Company Act of 1940, as amended, whether or not it is subject to those requirements, and to provide financial information to the holders of the Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. Additionally, the Company has agreed to use its commercially reasonable efforts to maintain a rating of the Notes from a rating agency, as defined in the Indenture, as long as the Notes are outstanding. These covenants are subject to important limitations and exceptions that are described in the Indenture.
In addition, on the occurrence of a “change of control repurchase event,” as defined in the Indenture, the Company will generally be required to make an offer to purchase the outstanding Notes at a price equal to 100% of the principal amount of such Notes plus accrued and unpaid interest to the repurchase date. Also, on the occurrence of an “Interest Rate Adjustment Event,” as defined in the Indenture, the Notes will bear interest at a fixed rate per annum which is 0.75% in excess of the initial rate of the Notes, as applicable, from the date of the occurrence of the Interest Rate Adjustment Event to and until the date on which the Interest Rate Adjustment Event is no longer continuing.

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Purchase Agreement and Indenture, filed as exhibits hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form
8-K
is incorporated herein by reference.

Item 8.01.	Other Events.
On October 14, 2025, the Company notified the Trustee of the Company’s election to redeem the $108.0 million aggregate principal amount of the 2026 Notes outstanding, and instructed the Trustee to provide notice of such redemption to the holders of the 2026 Notes in accordance with the terms of the indenture governing the 2026 Notes. The Company expects the redemption to be completed on November 13, 2025.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit

4.1	Fourth Supplemental Indenture, dated as of October 15, 2025, relating to the 7.50% Notes due 2028, by and between the Company and U.S. Bank Trust Company, National Association, as trustee.

4.2	Fifth Supplemental Indenture, dated as of October 15, 2025, relating to the 7.75% Notes due 2030, by and between the Company and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of 7.50% Notes due 2028. (Incorporated by reference to Exhibit 4.1 hereto.)

4.4	Form of 7.75% Notes due 2030. (Incorporated by reference to Exhibit 4.2 hereto.)

5.1	Opinion of Dechert LLP, dated October 10, 2025.

10.1	Note Purchase Agreement, dated October 10, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the
undersigned hereunto duly authorized.

BCP INVESTMENT CORPORATION

By:	/s/ Brandon Satoren
Name:	Brandon Satoren
Title:	Chief Financial Officer
Date: October 15, 2025